Exhibit 99.1
The Sixth Annual JMP Securities Research Conference May 21-23, 2007 Metretek Technologies, Inc. A Diversified Energy Services Company

Forward-Looking Statements All forward-looking statements made in this presentation are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are all statements other than statements of historical facts, are not guarantees of future performance or events but are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including risks and uncertainties set forth in the Company's SEC filings. The forward-looking statements in this presentation speak only as of the date hereof, and the Company assumes no duty or obligation to update or revise any forward-looking statements.

Shareholder Data Amex: MEK Recent price (05-14-07): $11.05 52-week range: $10.27 - $ 17.51 TTM revenues: $132.6 million TTM EPS (diluted): $0.78 Shares outstanding (diluted): 17.0 million Average daily volume (3 mos.): 155,000 Market cap (05-14-07): $187 million Stockholders' equity: $60.3 million All data, except recent stock price and market cap, are as of March 31, 2007

Fiscal 2006 2006 2005 2004 Revenues $120.4 $47.3 $35.2 Net income (loss) $ 11.7 $ 2.3 $(3.2) EPS - diluted $ 0.71 $0.18 $(0.45) $ in millions, except per-share data.

First-Quarter Fiscal 2007 2007 2006 2005 Revenues $27.0 $14.8 $ 7.8 Net income (loss) $ 2.2 $ 0.6 $(0.3) EPS - diluted $0.13 $0.04 $(0.02) $ in millions, except per-share data.

Balance Sheet at 03/31/07 03/31/07 12/31/06 Cash & cash equivalents: $14.9 $15.9 Current assets: $64.8 $70.5 Current liabilities: $23.6 $31.7 Working capital: $41.2 $38.8 Long-term debt: - 0 - - 0 - Stockholders' equity: $60.3 $58.0 $ in millions

Recent Developments Founders' retirement on April 16, 2007 Sidney Hinton appointed president and CEO Headquarters relocated to Wake Forest, N.C. Restructuring charges of approx. $14.1 million Anticipated annual savings of $2.4 million

Business Philosophy We will remain in a business segment only if we believe it has the potential to grow significantly and make a measurable and sustainable contribution to enhancing shareholder value.

Operating Subsidiaries 2006 Revenues* % Total Metretek Florida $ 3.7 3 Southern Flow $ 16.2 13 PowerSecure $ 99.5 83 Other revenues $ 1.0 1 Consolidated: $120.4 100 * millions

Metretek Florida 2002 2003 2004 2005 2006 Revenues 6.524 7.403 3.312 3.242 3.657 Revenues in $ millions

Southern Flow 2002 2003 2004 2005 2006 Revenues 12.288 11.805 12.759 13.303 16.16 Revenues in $ millions

PowerSecure 2002 2003 2004 2005 2006 Revenues 8.229 17.122 18.63 30.2 99.543 Revenues in $ millions

Consolidated Revenues 2002 2003 2004 2005 2006 Met Fl 6.524 7.405 3.312 3.242 3.657 Southern Flow 12.288 11.805 12.759 13.303 16.16 PowerSecure 8.229 17.122 18.63 30.2 99.5 Consolidated 27.042 36.474 35.177 47.253 120.447 Revenues in $ millions

PowerSecure, Incorporated Distributed generation (DG) Energy business initiatives EnergyLite, Inc. PowerServices, Inc. UtilityEngineering, Inc. Federal Markets

Interactive Distributed Generation(r) IDG(r) - onsite systems for C&I customers Provide backup power security reliability Facilitate peak-shaving lower electricity costs cost recovery through energy savings

400 kw Mobile IDG(r) System

4,000 kw IDG(r) System (installed at a large pharmaceutical company)

Mobile IDG(r) Fleet (supporting a Fortune 500 company)

PowerSecure's Business Model Unique primary sales channels Pro-active development of every project Proprietary software controls and monitoring systems Proprietary product designs

What is Peak-shaving? Embedded in regulated rates of many utilities Requires that a customer's facility be off grid during certain peak energy usage periods Energy savings becomes cash flow stream used to recover capital cost of DG facility Penalty (loss of energy savings) if facility is not off grid when required

PowerSecure's Proprietary Toolbox Software Engineering talent System designs Monitoring system Control routines Switchgear

The Potential Market* Coal Nuclear Gas Hydro Fuel Oil Biomass Other (incl. DG) Source of Power 1976333 788556 714600 261545 117591 60042 39000 Electricity revenues (2005) : approx. $300 billion * Source: Energy Information Administration

The Potential Market* IOUs Muni Coop 10820 1840 1380 PowerSecure's existing utility partnerships cover less than 5% of the market 14 million C&I locations served by 2,700 U.S. electric utilities * Source: Energy Information Administration

The Attraction of DG Reliability No transmission lines Ease of permitting

Opportunities for Growth New utility alliances Geographic expansion Additional focus on national accounts Product expansion Energy business initiatives

Energy Business Initiatives EnergyLite, Inc. PowerServices, Inc. UtilityEngineering Services, Inc. Federal Markets

2004 2005 2006 Comverge 17264000 23351000 33873000 enerNOC 819000 9826000 26100000 PowerSecure 18630000 30200000 99543000 Revenues 2004 2005 2006 Comverge -9029000 -7927000 -5660000 enerNOC -1907000 -1784000 -5626000 PowerSecure 1342000 2639000 10453000 Operating Income Market Capitalization* * Market Capitalization as of May 18, 2007, assumes other entities in MEK worth $43 million Comparison of Comverge, enerNOC and PowerSecure

Investment Rationale Large available marketplace Diversified revenue stream Opportunistic business model Strong balance sheet Proprietary IP Strong ties within industry Dedicated employees Commitment to enhancing shareholder value

Thank You Metretek Technologies, Inc. A Diversified Energy Services Company